Exhibit 99.3

Meta Health Technology, Inc.

Financial Statements

June 30, 2012 and 2011

(Unaudited)

Meta Health Technology, Inc.

Balance Sheets

June 30,

ASSETS

	(Unaudited)
	2012	2011
Current Assets
Cash and cash equivalents	$872,349	$906,448
Marketable securities	4,763,790	3,410,327
Accounts receivable—trade	2,912,462	1,432,128
Pepaid expenses and other current assets	37,274	7,084
Prepaid income taxes	299,605	124,965

Total current assets	8,885,480	5,880,952

Property and equipment, at cost
Office furniture and equipment	958,417	905,145
Leasehold improvements	137,086	137,086
Less accumulated depreciation	(935,132)	(861,257)

Total property and equipment, at cost	160,371	180,974

Other assets
Security deposit	48,095	48,095

Total assets	$9,093,946	$6,110,021

Meta Health Technology, Inc.

Balance Sheets

June 30,

LIABILITIES AND STOCKHOLDERS’ EQUITY

	(Unaudited)
	2012	2011
Current Liabilities
Accounts payable and accrued liabilities	$575,540	$503,480
Deferred revenue	4,959,630	3,216,388
Income taxes payable	496,573	72,906

Total current liabilities	6,031,743	3,792,774

Long-term liabilities
Other non-current liabilities	152,484	152,484

Total long-term liabilities	152,484	152,484

Total liabilities	6,184,227	3,945,258
Stockholders’ equity
Common stock, $0.01 par value, 10,000,000 shares authorized, 3,036,375 shares issued, at June 30, 2012 and 2011	3,106	3,106
Additional paid-in capital	974,903	974,903
Accumulated other comprehensive income	389,012	344,565
Retained earnings	1,611,484	899,053
Treasury stock, at cost	(68,786)	(56,864)

Total stockholders’ equity	2,909,719	2,164,763

Total liabilities and stockholders’ equity	$9,093,946	$6,110,021

Meta Health Technology, Inc.

Statements of Income and Comprehensive Income for the Six Months Ended

June 30,

	(Unaudited)
	2012	2011
Revenue	$4,960,181	$3,371,042

Operating expenses
Cost of services	972,782	1,090,915
Selling and marketing	1,160,704	611,832
Research and development	1,107,896	935,536
General and administrative	801,102	617,699

Total operating expenses	4,042,484	3,255,982

Income from operations	917,697	115,060

Other income (expense)
Interest and dividend income	102,144	75,414
Gain (loss) on sale of marketable securities	(38,726)	1,383
Other expense	1,472	—

Total other income	64,890	76,797

Income before provision for income taxes	982,587	191,857

Provision for income taxes	285,984	(72,906)

Net income	696,603	118,951

Other comprehensive income, net of tax
Unrealized holding gains on marketable securities	151,190	271,373

Comprehensive income	$847,793	$390,324

Meta Health Technology, Inc.

Statements of Cash Flows

For the Six Months Ended June 30,

	(Unaudited)
	2012	2011
Cash flows from operating activities
Net Income	$696,603	$118,951
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	40,922	32,952
(Gain) loss on sale of marketable securities	38,727	(1,383)
Dividend income on marketable securities	(96,701)	—
Change in operating assets and liabilities:
Accounts receivable – trade	(629,165)	527,777
Prepaid expenses and other current assets	27,545	46,698
Prepaid income taxes	(209,466)	74,681
Accounts payable and accrued liabilities	(184,145)	(216,508)
Deferred revenue	840,468	212,289
Income taxes payable	274,345	(13,403)

Total adjustments	102,530	663,103

Cash provided by operating activities	799,133	782,054

Cash flows from investing activities
Purchase and sale of marketable securities, net	(1,035,276)	(28,918)
Acquisition of property and equipment	(33,014)	(33,822)

Cash provided (used) by investing activities	(1,068,290)	(62,740)

Net increase (decrease) in cash and cash equivalents	(269,157)	719,314

Cash and cash equivalents, beginning of period	1,141,506	187,134

Cash and cash equivalents, end of period	$872,349	$906,448

Meta Health Technology, Inc.

Statements of Stockholders’ Equity

For the Six Months Ended June 30, 2012 and

June 30, 2011

	Common Stock		Additional	Treasury Stock		Accumulated Other Comprehensive	Retained
	Shares	Amount	Paid in Capital	Shares	Amount	Income (loss)	Earnings	Total
Balance at December 31, 2010	3,042,336	$3,106	$974,903	34,332	$(56,864)	$73,192	$780,102	$1,774,439
Net income	—	—	—	—	—	—	118,951	$118,951
Unrealized gain on marketable securities, net	—	—	—	—	—	271,373	—	$271,373

Balance at June 30, 2011	3,042,336	$3,106	$974,903	34,332	$(56,864)	$344,565	$899,053	$2,164,763

Balance at December 31, 2011	3,036,375	$3,106	$974,903	40,293	$(68,786)	$237,822	$914,881	$2,061,926

Net income	—	—	—	—	—	—	696,603	$696,603
Unrealized gain on marketable securities, net	—	—	—	—	—	151,190	—	$151,190

Balance at June 30, 2012	3,036,375	3,106	$974,903	40,293	$(68,786)	$389,012	$1,611,484	$2,909,719

Meta Health Technology, Inc.

Notes to Financial Statements

June 30, 2012 and 2011

Note A

Summary of Significant Accounting Policies

Nature of Operations:

Meta Health Technology, Inc., (the “Company”) was incorporated under the laws of the State of New York in May 1978. The Company develops software and provides software, services, maintenance and support to medical facilities throughout North America.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates are used for, but not limited to, the accounting for doubtful accounts, depreciation, revenue recognition, stock option valuation, and contingencies. Actual results could differ from these estimates.

Cash and Cash Equivalents:

For the purpose of the statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk on Cash and Investments:

The Company maintains a cash balance in a non-interest bearing account at a bank. The account is fully insured without limit by the Federal Deposit Insurance Corporation through December 31, 2012. The Company believes it is not exposed to any significant risks on cash.

The Company also maintains an account with a brokerage firm. The account contains cash and securities. The account is insured up to $500,000, with a limit of $250,000 for cash, by the Securities Investor Protection Corporation.

Meta Health Technology, Inc.

Notes to Financial Statements

June 30, 2012 and 2011

Note A

Summary of Significant Accounting Policies (Continued)

Marketable Securities:

Marketable securities are stated at fair value based upon quoted market prices. The Company’s investments in marketable securities are held for an indefinite period and are classified as available-for-sale securities. Unrealized holding gains and losses are reported net of income taxes in a separate component of stockholders’ equity, identified as accumulated other comprehensive income, until realized. Realized holding gains and losses are reported as a component of net income on the statements of income and comprehensive income.

Marketable securities are reviewed for impairment. If the decline in their fair value is judged to be other than temporary, the cost basis of the individual security is written down to fair value, and the amount of the write-down is accounted for as a realized loss.

Accounts Receivable - Trade:

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company does not require that collateral be provided by customers to secure the Company’s accounts receivable. The maximum accounting loss from the credit risk associated with accounts receivable is the amount of the receivable recorded, which is the face amount of the receivable less any related deferred revenue. The Company has a history of collecting substantially all receivable balances. As such, no allowance for doubtful accounts is recorded.

Property and Equipment:

Property and equipment is stated at cost. Expenditures for maintenance and repairs are expensed currently, while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired, or otherwise disposed of, and the related allowance for depreciation are eliminated from the accounts, and any resulting gain or loss is recognized.

Depreciation of property and equipment is provided for using the straight-line method over the estimated useful lives of the assets, which are as follows:

Office furniture and equipment	3 - 7 years
Leasehold improvements	Lesser of estimated useful life or life of the lease

Depreciation expense for the six months ended June 30, 2012 and 2011 totaled $40,923 and $32,952, respectively.

Meta Health Technology, Inc.

Notes to Financial Statements

June 30, 2012 and 2011

Note A

Summary of Significant Accounting Policies (Continued)

Revenue Recognition:

The Company’s revenue consists of both term and perpetual software licenses, services, support and maintenance contracts and third party sales. The Company recognizes revenue when they have evidence of an arrangement, which is generally a signed contract or contract amendment, the fees are fixed and determinable, delivery has occurred or services have been rendered and collection is probable. The Company also enters into multiple element arrangements which typically consist of perpetual licenses, services and support and maintenance. The Company has established vendor specific objective evidence for services and support and maintenance and uses the residual method to recognize revenue on licenses upon delivery. The Company recognizes service revenue as the services are provided and recognizes maintenance over the contract term which is typically one year.

The Company’s term license fees are recognized ratably over the term of the license agreement. The Company also resells third party licenses which are recognized upon delivery.

The Company generally bills term licenses and support and maintenance in advance. Deferred revenue consists of amounts billed to customers in advance for which the revenue recognition criteria has not been established, and under which the customer is contractually obligated.

Research and Development:

Expenditures related to the development of new products and processes are expensed as incurred. Research and development expenses were $1,107,896 and $935,536 for the six months ended June 30, 2012 and 2011, respectively.

Advertising:

The Company expenses advertising costs as incurred. Advertising expenses were approximately $67,937 and $63,203 for the six months ended June 30, 2012 and 2011, respectively.

Meta Health Technology, Inc.

Notes to Financial Statements

June 30, 2012 and 2011

Note A

Summary of Significant Accounting Policies (Continued)

Income Taxes:

The Company accounts for income taxes using FASB ASC 740, “Income Taxes” (“FASB ASC 740”). Under FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under FASB ASC 740, the effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records valuation allowances against deferred tax assets as deemed necessary.

The applicable accounting standards for uncertain tax positions state that a tax benefit arising from an uncertain tax position can only be recognized for financial reporting purposes if, and to the extent that, the position is more likely than not to be sustained in an audit by the applicable taxing authority. The Company’s unrecognized tax benefits and related tax liabilities at both June 30, 2012 and 2011 were $152,484.

The Company is no longer subject to income tax examinations for years prior to 2009.

Comprehensive Income:

Comprehensive income is a measure of all changes in the equity of the Company as a result of recognized transactions and other economic events of the period other than transactions with shareholders in their capacity as shareholders. Comprehensive income is composed of net income and other comprehensive income.

Fair Value of Financial Instruments:

The Company’s financial instruments, including cash and cash equivalents, accounts receivable-trade, prepaid expenses, accounts payable, and accrued liabilities, are carried at cost, which approximates their fair value because of the short-term nature of these financial instruments.

Meta Health Technology, Inc.

Notes to Financial Statements

June 30, 2012 and 2011

Note A

Summary of Significant Accounting Policies (Continued)

Fair Value Hierarchy:

In specific circumstances, certain assets and liabilities are reported or disclosed at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the Company’s principal market for such transactions. If the Company has not established a price for such transactions, fair value is determined based on the most advantageous price.

Valuation inputs used to determine fair value are arranged in a hierarchy that categorizes the inputs into three broad levels, which are as follows:

Level 1 Valuations based on the unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Inputs are used in applying various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Management considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to management’s perceived risk of that instrument.

As of June 30, 2012 and 2011, all marketable securities held by the Company were valued using Level 1 inputs.

Meta Health Technology, Inc.

Notes to Financial Statements

June 30, 2012 and 2011

Note B

Line of Credit

On December 15, 2010, the Company entered into a line of credit agreement with a financial institution, whereby the Company has the ability to draw up to $750,000. The line of credit is due on demand and bears interest at 2.54%. Borrowings under the line of credit are secured by all assets of the Company and guaranteed by the majority stockholder. There is no outstanding balance on the line of credit at June 30, 2012 or 2011.

Note C

Commitments and Contingencies

Operating Leases:

The Company has entered into a non-cancellable lease agreement for office space which expires on August 31, 2014. At June 30, 2012, future minimum lease payments under this lease is as follows:

2012	$136,720
2013	278,346
2014	189,238

$604,304

Rent expense, including common area maintenance charges, was approximately $191,000 and $177,000 for the six months ended June 30, 2012 and 2011, respectively.

Meta Health Technology, Inc.

Notes to Financial Statements

June 30, 2012 and 2011

Note D

Employee Benefit Plan

The Company sponsors a 401(k) profit sharing plan under which eligible employees may choose to contribute up to the maximum amount allowable by law on a pre-tax basis. Full time employees over the age of 21 are eligible to enroll after one year of service. The Company matches employee contributions up to 100% of the employee’s salary deferral, limited to 4% of the employee’s salary. The Company’s 401(k) matching contributions were $61,385 and $71,906 for the six months ended June 30, 2012 and 2011, respectively.

Additionally, the Company contributes 3% of employees’ annual salaries to the Company’s profit sharing plan. Employees are automatically enrolled for profit sharing when they enroll in the 401(k) plan. To be eligible for profit sharing dollars, employees have to work 1000 hours and be employed on the last day of the year.

Meta Health Technology, Inc.

Notes to Financial Statements

June 30, 2012 and 2011

Note E

Concentrations

Significant Customers:

A significant customer is defined as one from whom at least 10% of annual revenue is derived. The Company had sales to two customers totaling approximately $3,022,000, which comprised approximately 59% of revenues for the six months ended June 30, 2012. The accounts receivable balance included approximately $1,719,000 from these two customers at June 30, 2012.

The Company had sales to two customers totaling approximately $2,347,000, which comprised approximately 70% of revenues for the six months ended June 30, 2011. The accounts receivable balance included approximately $986,000 from these two customers at June 30, 2011.

Note F

Stock Options

The Company issued a key employee an option to purchase 20,000 shares of common stock for $2.00 per share. The shares are exercisable beginning July 11, 2012 as follows:

July 11, 2012	10,000
July 11, 2013	5,000
July 11, 2014	5,000

Total Options Granted	20,000

The vesting period for the options is 3 years with no stated expiration. Compensation expense on the options did not materially impact the financial statements.